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                                                                   Exhibit 10.32

                               PURCHASE AGREEMENT
                               ------------------

         THIS PURCHASE AGREEMENT is made as of the 8th day of June, 1998, by and between Sygnet Communications, Inc., an Ohio corporation ("Buyer"), and Pinellas Communications, a Florida general partnership ("Seller") (Buyer and Seller sometimes hereinafter each a "Party" and collectively the "Parties").

                                    RECITALS
                                    --------

         A. The Federal Communications Commission ("FCC") on June 3, 1997, issued Radio Station Authorization File No. 10808-CL-P-613-A-89 to Seller for the operation of a non-wireline cellular telephone system in the Rural Service Area known as Market No. 613, Pennsylvania 2 McKean comprising the Counties of McKean, Elk and Cameron, Pennsylvania (the "RSA").

         B. Buyer operates a non-wireline cellular telephone system facility (the "System") in the RSA under interim operating authority from the FCC.

         C. Buyer desires to acquire Radio Station Authorization File No. 10808-CL-P-613-A-89 together with any and all amendments, modifications and renewals thereto (the "License"), and all assets, if any, owned or used by Seller in connection with the License (other than assets owned by or leased from Buyer), from Seller on the terms and conditions set forth in this Agreement.

         D. The License may not be assigned to Buyer by Seller without the prior consent of the Federal Communications Commission ("FCC").

         NOW, THEREFORE, in consideration of the mutual covenants, agreements, representations and warranties contained in this Agreement and for other consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:


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         1. SALE OF LICENSE AND ASSETS; LIABILITIES. Subject to the terms and conditions set forth in this Agreement, at the Closing (as hereinafter defined) Seller shall sell, assign, convey and deliver to Buyer, and Buyer shall purchase from Seller, all of Seller's right, title and interests in and to the License, and any and all assets and property and associated rights and interests, real, personal, and mixed, tangible and intangible, of whatever kind, owned or used by Seller in connection with the License (the "Assets"), free and clear of any and all debts, liabilities, obligations, taxes, liens, charges, encumbrances, pledges, mortgages, security interests or claims whatsoever ("Liens"). Buyer shall not be liable for any duties, responsibilities, liabilities, or obligations of Seller of any nature whatsoever, whether presently existing or arising hereafter.

         2. PURCHASE PRICE.

                  (a) AMOUNT. The total price to be paid to Seller by Buyer for the License and the Assets, payable as hereafter provided, shall be Six Million and 00/100 Dollars ($6,000,000.00) (the "Purchase Price").

                  (b) MANNER AND TIME OF PAYMENT OF PURCHASE PRICE. Simultaneously with the execution of this Agreement, Buyer has delivered Twenty-Five Thousand and 00/100 Dollars ($25,000) (the "Escrow Fund") to PNC Bank, National Association ("Escrow Agent") as Buyer's earnest money deposit to be held and applied pursuant to the terms of an escrow agreement to be entered into on the date hereof by Buyer, Seller and Escrow Agent. At the Closing, (i) upon the joint written instructions of Buyer and Seller, Escrow Agent shall pay the Escrow Fund to Seller and any and all interest earned thereon to Buyer; and
(ii) Buyer shall deliver the balance of the Purchase Price to Seller by wire transfer in immediately available funds in accordance with Seller's instructions to such account or accounts as Seller shall designate to Buyer in writing.



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         3. REPRESENTATIONS AND WARRANTIES OF SELLER. Seller represents and warrants to Buyer as follows:

                  (a) EXISTENCE AND QUALIFICATION OF SELLER. Seller is a partnership duly formed, validly existing and in good standing under the laws of the State of Florida and has the partnership power and authority to own and use its properties and to transact the business in which it is engaged. Seller is qualified to do business in the Commonwealth of Pennsylvania.

                  (b) TITLE TO LICENSE. Seller applied for and obtained the License in compliance with the Communications Act of 1934, as amended, and the rules and regulations of the FCC promulgated thereunder. Seller now holds, and on the Closing Date (as hereinafter defined) will hold, the License, which has been validly issued to Seller by order of the FCC and which shall have become a Final Order (as hereinafter defined), free and clear of any and all Liens. Subject to obtaining those consents and approvals listed on SCHEDULE 3(F) hereto, Seller has all right, power, authority and capacity to assign the License to Buyer and, at the Closing, Seller will transfer to Buyer good and marketable title to the License, free and clear of any and all Liens. No person other than Seller has a legal or beneficial ownership interest in the License or the proceeds of the purchase and sale contemplated hereby. Neither Seller nor its partners is now, and except for the agreements between Buyer and Seller relating to the management and operation of the System under the License prior to Closing contemplated under Article 5(d) hereof, will at Closing be, a party to or bound by any contract, agreement or understanding relating to the License or the construction, ownership, operation or management of a cellular telephone system in the RSA.

                  (c) TITLE TO ASSETS. Seller now has, and on the Closing Date will transfer to Buyer, good and marketable title to the Assets, free and clear of any and all Liens.


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                  (d) AUTHORIZATION AND BINDING OBLIGATION OF SELLER. Seller has
the partnership power and authority to execute, deliver and perform its obligations under this Agreement and all other agreements, documents and instruments to be delivered by Seller pursuant to this Agreement (the "Seller Documents") and to consummate the transactions contemplated hereby and thereby, and to hold and transfer the License and the Assets. Seller has taken, or will by the Closing Date have taken, all action required by law, its Partnership Agreement and otherwise, to authorize the execution, delivery and performance of this Agreement and the Seller Documents and the consummation of the transactions contemplated hereby and thereby. This Agreement has been, and the Seller Documents will be on the Closing Date, executed and delivered by Seller and each (when executed and delivered) will constitute the valid, legal and binding obligation of Seller, enforceable in accordance with its terms, except as limited by bankruptcy, insolvency, reorganization, moratorium or similar laws of general applicability affecting the enforcement of creditors' rights and the application of general principles of equity (including entitlement to specific performance).

                  (e) NO BREACH OR VIOLATION. The execution and delivery of this Agreement and the Seller Documents by Seller does not, and the consummation and performance by Seller of the transactions contemplated hereby and thereby will not: (i) either alone or with the giving of notice or the passage of time, or both, conflict with, result in a breach or violation by Seller of, or constitute a default by Seller under, Seller's Partnership Agreement, or any agreement, instrument or license to which Seller or its partners are a party or by which Seller or its partners, the License or the Assets are bound; (ii) create or impose any Lien on or against the License or the Assets; or (iii) conflict with or result in a violation of any statute, ordinance, rule, regulation or order, which breach, violation, default, Lien or conflict would, individually or in the aggregate, have a material


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adverse effect on the License or the Assets, or on Seller's ability to perform its obligations under this Agreement or the Seller Documents.

                  (f) APPROVALS AND CONSENTS. The only persons (including but not limited to governmental authorities and agencies, creditors of Seller and parties to any other instrument or agreement to which Seller is party or by which Seller is bound) whose approval or consent to the execution, delivery or performance of this Agreement and the Seller Documents by Seller is legally or contractually required or is necessary to validly assign the License and the Assets to Buyer are specified in SCHEDULE 3(F) hereto.

                  (g) LITIGATION. Except as specified in SCHEDULE 3(G), there is no judgment, award, order, writ, injunction, arbitration decision or decree, and there is no litigation, proceeding or investigation pending, or to Seller's knowledge, threatened against Seller or its partners or relating to the License or the Assets in any federal, state or local court, or before any administrative agency or arbitrator or before any other tribunal duly authorized to resolve disputes that, individually or in the aggregate, could have a material adverse effect on the License or the Assets, or which seeks to enjoin or prohibit, or otherwise questions the validity of, any action taken or to be taken pursuant to or in connection with this Agreement or that could have a material adverse affect on Seller's ability to perform its obligations under this Agreement or the Seller Documents.

                  (h) COMPLIANCE WITH LAWS. Seller is in compliance with all applicable statutes, rules and regulations relating to the License or the Assets. Neither Seller nor its partners is in default with respect to any judgment, order, injunction or decree of any court, administrative agency or other governmental authority or any other tribunal duly authorized to resolve disputes, which relates in any material respect to the transactions contemplated hereby.



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                  (i) BANKRUPTCY. No insolvency proceedings of any character, including without limitation, bankruptcy, receivership, reorganization, composition or arrangement with creditors, voluntary or involuntary, affecting Seller or its partners (other than as a creditor), the License or the Assets, are pending, or to Seller's knowledge, threatened, and neither Seller nor its partners has made any assignment for the benefit of creditors or taken any action in contemplation of such insolvency proceedings.

                  (j) DISCLOSURE. No representation, warranty, schedule or statement of Seller contained in this Agreement or the Seller Documents contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein or therein not misleading in light of the circumstances under which such statements were made. Other than facts generally applicable to the cellular telephone industry, there are no facts known to Seller that have not been set forth in this Agreement or any schedule hereto that, individually or in the aggregate, materially adversely affect, or which in the future may materially adversely affect, the License or the Assets, or the ability of Seller to consummate the transactions contemplated hereby.

                  (k) BROKERS. Except for Daniels & Associates, no finder, broker, agent, or other person, acting pursuant to the express or implied authority of Seller is or may be entitled to a commission, fee or other compensation or obligation in connection with the negotiation or consummation of this Agreement or the transactions contemplated hereby. Seller will be solely responsible for any and all commissions, fees or other compensation or obligations owing to Daniels & Associates.


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         4. REPRESENTATIONS AND WARRANTIES OF BUYER. Buyer represents and warrants to Seller that:

                  (a) ORGANIZATION AND QUALIFICATION OF BUYER. Buyer is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Ohio and has the corporate power and authority to own and use its properties and to transact the business in which it is engaged. Buyer is qualified to do business as a foreign corporation in the Commonwealth of Pennsylvania.

                  (b) AUTHORIZATION AND BINDING OBLIGATION OF BUYER. Buyer has the corporate power and authority to execute, deliver and perform its obligations under this Agreement and all other agreements, documents and instruments to be delivered by Buyer pursuant to this Agreement (the "Buyer Documents") and the transactions contemplated hereby and thereby, and has taken, or will by the Closing Date have taken, all action required by law, its Articles of Incorporation, its Code of Regulations and otherwise, to authorize the execution, delivery and performance of this Agreement and the Buyer Documents and the consummation of the transactions contemplated hereby and thereby. This Agreement has been, and the Buyer Documents will be on the Closing Date, duly executed and delivered by Buyer and each (when executed and delivered) will constitute the valid, legal and binding obligation of Buyer, enforceable in accordance with its terms, except as limited by bankruptcy, insolvency, reorganization, moratorium or similar laws of general applicability affecting the enforcement of creditors' rights and the application of general principles of equity (including entitlement to specific performance).

                  (c) NO BREACH OR VIOLATION. The execution and delivery of this Agreement and the Buyer Documents by Buyer does not, and the consummation and performance by Buyer of the transactions contemplated hereby and thereby will not: (i) either alone or with the giving of notice



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or the passage of time, or both, conflict with, result in a breach or violation by Buyer of, or constitute a default by Buyer under, Buyer's Articles of Incorporation, Code of Regulations or any material agreement, instrument or license to which Buyer is a party or by which Buyer is bound; or (ii) conflict with or result in a violation of any statute, ordinance, rule, regulation or order to which Buyer is a party or by which Buyer is bound, which would, individually or in the aggregate, have a material adverse effect on the ability of Buyer to perform its obligations under this Agreement.

                  (d) LITIGATION. Buyer is not subject to any judgment, award, order, writ, injunction, arbitration decision or decree that could materially adversely affect Buyer's ability to perform its obligations hereunder, and there is no litigation, proceeding or investigation pending, or to Buyer's knowledge, threatened against Buyer in any federal, state or local court, or before any administrative agency or arbitrator or before any other tribunal duly authorized to resolve disputes that seeks to enjoin or prohibit, or otherwise questions the validity of, any action taken or to be taken pursuant to or in connection with this Agreement or that could materially adversely affect Buyer's ability to perform its obligations under this Agreement or the Buyer Documents.

                  (e) COMPLIANCE WITH LAWS. Buyer is in material compliance with all applicable statutes, rules and regulations of any governmental body or court that could have a material adverse effect on Buyer's ability to perform its obligations under this Agreement. Buyer is not in default with respect to any judgment, order, injunction or decree of any court, administrative agency or other governmental authority or any other tribunal duly authorized to resolve disputes, that relates in any material respect to the transactions contemplated hereby.

                  (f) FCC QUALIFICATIONS. Buyer is fully qualified, legally, financially and otherwise, under the Communications Act of 1934, as amended, and the rules and regulations of the FCC promulgated thereunder to be the assignee of the License.


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                  (g) BANKRUPTCY. No insolvency proceedings of any character, including without limitation, bankruptcy, receivership, reorganization, composition or arrangement with creditors, voluntary or involuntary, affecting Buyer (other than as a creditor) are pending, or to Buyer's knowledge, threatened, and Buyer has not made any assignment for the benefit of creditors or taken any action in contemplation of such insolvency proceedings.

                  (h) APPROVALS AND CONSENTS. The only persons (including but not limited to governmental authorities and agencies, creditors of Buyer and parties to any other instrument or agreement to which Buyer is party or by which Buyer is bound) whose approval or consent to the execution, delivery or performance of this Agreement by Buyer is legally or contractually required or is necessary for Buyer to perform its obligations hereunder or to validly assign the License and the Assets to Buyer are specified in SCHEDULE 4(H) hereto.

         5. COVENANTS.

                  (a) LICENSE MODIFICATION; ASSIGNMENT APPLICATION. Within fourteen (14) days after execution of this Agreement, Seller will file an application with the FCC to modify the License to allow Seller to use the System to satisfy the requirement that at least one cell site in the RSA be operational by December 3, 1998 (the "License Modification"), and will use its best efforts to obtain prompt FCC approval of such application. Within fourteen (14) days after the FCC's approval of such modification application, Seller and Buyer shall file an application with the FCC for assignment of the License to Buyer (the "Assignment Application") and each will use its respective best efforts to prosecute the Assignment Application. Seller shall pay any FCC filing fee required for the License Modification. Buyer and Seller shall share equally any FCC filing fee required for the Assignment Application. All other expenses associated with the preparation and


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filing of the Assignment Application shall be borne solely by the party who shall have incurred the same.

                  (b) LITIGATION COSTS. Seller shall be solely responsible for and shall pay all litigation costs and settlement payments arising from the proceedings in the FCC's CC Docket No. 91-142, including without limitation any and all costs in connection with reconsideration of the FCC's grant of the License to Seller. Seller shall bear its separate legal expenses in connection with the application for the FCC's consent to the grant of the Assignment Application and the consent becoming a Final Order. Buyer shall bear its separate legal expenses in connection with the application for the FCC's consent to the grant of the Assignment Application and the consent becoming a Final Order.

                  (c) CONFIDENTIALITY. Each Party shall keep confidential all information obtained by it with respect to the other Party in connection with this Agreement and if the transactions contemplated hereby are not consummated for any reason, each Party shall return to the other Party, without retaining a copy thereof, any schedules, documents or other written information obtained from such other party in connection with this Agreement and the transactions contemplated hereby; provided, however, that either Party may, only to the extent reasonably necessary, disclose such information as may be relevant in connection with any litigation or other dispute resolution proceeding relating to a claim of breach hereunder by Seller or Buyer.

                  (d) CONDUCT PENDING CLOSING. Seller covenants that from the date hereof to the Closing (i) it will use its best efforts to obtain all necessary consents and approvals from all appropriate government authorities, bodies, agencies and persons, to the assignment of the License and the Assets to Buyer; (ii) it will not sell, assign, transfer or convey the License or the Assets, or any interest therein; and (iii) it will not permit the License to lapse or be canceled by the FCC,


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including, without limitation, by reason of Seller's failure to cause at least one cell site in the RSA to be operational by December 3, 1998. Within five (5) days after the FCC's approval of the License Modification, Seller agrees to enter into a Management Agreement and a Facilities Lease Agreement with Buyer for the operation of the System under the License substantially in the forms attached hereto as EXHIBIT A and EXHIBIT B, respectively. Seller agrees, from the date hereof to the Closing, upon Buyer's request (i) to consent to any and all extensions of service contours from Buyer's adjacent cellular systems into the RSA, and (ii) to promptly request FCC authorizations for additional cell cites to be located in the RSA.

        6. CLOSING.

                  (a) CLOSING DATE. The consummation of the purchase and sale of the License and the Assets contemplated hereby (the "Closing") shall take place at the offices of Buyer or at such other place as the parties shall mutually agree within ten (10) days following the date on which the FCC's consent to the grant of the Assignment Application has become a Final Order (the "Closing Date"); provided, however, that Buyer may elect to consummate the purchase and sale of the License at any time after the date of the FCC's consent to the grant of the Assignment Application and prior to the date on which such consent has become a Final Order. In such event, the Closing Date shall be within 10 days following the date on which Buyer notifies Seller of its election as aforesaid. As used herein, the term "Final Order" shall mean an action by the FCC, which action is not reversed, stayed, enjoined or set aside, and with respect to which no timely request for stay, reconsideration, review, rehearing or a notice of appeal is pending, and as to which the time for filing any such request, petition, or notice of appeal, or for review by the FCC on its own motion, has expired.


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                  (b) SELLER'S DELIVERIES AT CLOSING. At the Closing, Seller
will deliver to Buyer the following instruments, certificates, documents and opinions in form and substance reasonably satisfactory, in each instance, to
Buyer:

                           (i) INSTRUMENTS OF TRANSFER. Such assignments and other instruments of transfer containing the warranties set forth herein as shall be effective to convey, assign, transfer and deliver to Buyer all of Seller's right, title and interest in and to the License and the Assets, free and clear of any Liens.

                           (ii) SELLER'S GENERAL PARTNER'S CERTIFICATE. A certificate signed by a general partner of Seller and attested to by another general partner of Seller, dated as of the Closing Date, representing and certifying to Buyer as to: the signatures and authority of those persons executing and delivering this Agreement and the Seller Documents on behalf of Seller; copies of resolutions of the partners of Seller authorizing the transactions contemplated hereby; and the truth and accuracy in all material respects of the representations and warranties of Seller contained in this Agreement on and as of the Closing Date with the same effect as if then made.

                           (iii) OPINION OF COUNSEL. An opinion of Seller's counsel, substantially in the form attached hereto as EXHIBIT C, dated as of the Closing Date.

                           (iv) OPINION OF FCC COUNSEL. An opinion of Seller's FCC counsel, substantially in the form attached hereto as EXHIBIT D, dated as of the Closing Date.

                  (c) BUYER'S DELIVERIES AT THE CLOSING. At the Closing, Buyer will deliver to Seller the following instruments, certificates, documents and opinions, in form and substance reasonably satisfactory, in each instance, to
Seller:

                           (i) PAYMENT. The Purchase Price.


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                           (ii) BUYER'S OFFICERS' CERTIFICATE. A certificate
         signed by an officer of Buyer and attested to by its Secretary or Assistant Secretary, dated as of the Closing Date, representing and certifying to Seller as to: the signatures and incumbency of those persons executing and delivering this Agreement and the Buyer Documents on behalf of Buyer; copies of resolutions of the Board of Directors of Buyer authorizing the transactions contemplated hereby; and the truth and accuracy in all material respects of the representations and warranties of Buyer contained in this Agreement on and as of the Closing Date with the same effect as if then made.

         7. CONDITIONS TO BUYER'S OBLIGATIONS ON CLOSING. Buyer's obligations to be performed under this Agreement on Closing are subject to each of the following conditions, any of which (except the consent and approval of the FCC) may be waived in writing by Buyer:

                  (a) CONSENTS AND APPROVALS. All of the consents and approvals described in SCHEDULE 3(f) hereto shall have been obtained by Seller and a copy(ies) thereof shall have been delivered to Buyer, the FCC's grant of the License to Seller shall have become a Final Order (unless waived by Buyer) and the FCC's consent to the grant of the Assignment Application shall have issued and become a Final Order (unless waived by Buyer).

                  (b) NO DEFAULT. As of the Closing Date, Seller shall not be in violation or default under any provision of any applicable order, decree, ordinance, statute, rule, regulation or other material document to which Seller is a party or by which Seller is bound, in any manner which would materially and adversely affect the License or the Assets, or the ability of Seller to consummate the transactions contemplated by this Agreement.

                  (c) PERFORMANCE BY SELLER. Seller shall have performed all covenants and agreements required by this Agreement to be performed by it at or prior to the Closing.


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                  (d) REPRESENTATIONS AND WARRANTIES. All representations and warranties of Seller shall be true and correct in all material respects on and as of the Closing Date with the same effect as if then made.

                  (e) PROCEEDINGS. No action or proceedings shall be pending or threatened, on or prior to the Closing Date: to set aside or modify the FCC's grant of the License to Seller, the authorization of the FCC for the assignment of the License to Buyer, or any approval or consent required hereunder; or to enjoin or prevent the consummation of the transactions contemplated hereby.

                  (f) DELIVERIES. Seller shall have delivered to Buyer each of the documents or items described in Article 6(b) of this Agreement.

         8. CONDITIONS TO SELLER'S OBLIGATIONS ON CLOSING. Seller's obligations to be performed under this Agreement on Closing are subject to each of the following conditions, any of which (except the consent and approval of the FCC) may be waived in writing by Seller:

                  (a) PERFORMANCE BY BUYER. Buyer shall have performed all covenants and agreements required by this Agreement to be performed by it at or prior to the Closing.

                  (b) REPRESENTATIONS AND WARRANTIES. All representations and warranties of Buyer shall be true and correct in all material respects on and as of the Closing Date with the same effect as if then made.

                  (c) PROCEEDINGS. No action or proceedings shall be pending or threatened, on or prior to the Closing Date: to set aside or modify the FCC's grant of the License to Seller, the authorization of the FCC for the assignment of the License to Buyer, or any approval or consent required hereunder; or to enjoin or prevent the consummation of the transactions contemplated hereby.


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


                  (d) CONSENTS AND APPROVALS. All of the consents and approvals described in SCHEDULE 4(h) required to be obtained by Buyer shall have been obtained by Buyer and a copy(ies) thereof shall have been delivered to Seller.

                  (e) NO DEFAULT. As of the Closing Date, Buyer shall not be in violation or default under any provision of any applicable order, decree, ordinance, statute, rule, regulation or other material document to which Buyer is a party or by which Buyer is bound, in any manner which would materially and adversely affect the ability of Buyer to consummate the transactions contemplated by this Agreement.

                  (f) DELIVERIES. Buyer shall have delivered to Seller each of the documents or items described in Article 6(c) hereof.

         9. SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations, warranties, covenants, stipulations and agreements made by any Party to the other contained in this Agreement (which term includes any schedule hereto and any certificate, instrument or other document or agreement executed in connection with this Agreement) shall survive the Closing hereunder and any inspection by any person.

         10.      TERMINATION.

                  (a) This Agreement may be terminated:

                           (i) by mutual agreement of Buyer and Seller at any time prior to Closing;

                           (ii) by Buyer or Seller if the other materially defaults under or materially breaches any representation, warranty or covenant contained in this Agreement, provided that such default or breach is not cured by the Party charged therewith within fifteen (15) calendar days after receipt of notice by such Party from the other Party with respect thereto;


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                           (iii) by Buyer or Seller upon denial by Final Order
         of the FCC of the grant of the License to Seller or of the Assignment Application; or

                           (iv) by Buyer if, by June 1, 2000, the grant of the License to Seller has not become a Final Order, or FCC consent to the Assignment Application has not been granted and become a Final Order.

                  (b) If Seller shall fail or refuse to consummate the transaction contemplated by this Agreement on or prior to the Closing Date and the conditions set forth in Articles 8(a) through 8(e) of this Agreement shall have been satisfied, then, in addition to any other remedies available to it, Buyer may, at its option, invoke any equitable remedies it may have to enforce assignment of the License and the Assets to Buyer by Seller hereunder, including without limitation, an action or suit for specific performance. In the event of an action by Buyer to obtain specific performance of the terms of this Agreement, Seller hereby waives the defense that there is an adequate remedy at law. If this Agreement is terminated and Buyer is not in material default under or material breach of any of its representations, warranties or covenants contained in this Agreement, the Escrow Fund shall be returned to Buyer.

                  (c) If Buyer shall fail or refuse to consummate the transaction set forth in this Agreement on or prior to the Closing Date and the conditions set forth in Articles 7(a) through 7(e) of this Agreement shall have been satisfied, then Seller shall receive the Escrow Fund as liquidated damages in full settlement of any claims against Buyer in connection with this Agreement and damages of any nature or kind that Seller may suffer or allege to suffer as a result thereof. It is understood and agreed that the amount of liquidated damages represents Buyer's and Seller's reasonable estimate of actual damages and does not constitute a penalty. Recovery of liquidated damages under this
Article 10(c) shall be the sole and exclusive remedy of Seller against Buyer for



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any breach of or failure to consummate this Agreement and shall be applicable regardless of the actual amount of damages sustained.

         11. INDEMNIFICATION.

                    (a) INDEMNITY.

                           (i) Each Party (the "Indemnitor") will indemnify, defend and hold harmless each other Party, its affiliates, officers, directors, partners, agents and employees (the "Indemnitee(s)") from all actions, suits, proceedings, demands, liabilities, claims, losses, damages, assessments, judgments, costs and expenses (including without limitation attorneys' fees) ("Costs") resulting from or arising as a result of any of the following:

                                    (1) Any breach of any representation or
                  warranty of Indemnitor contained in this Agreement or any schedule hereto or in any certificate, instrument or other document or agreement executed by Indemnitor in connection with this Agreement; or

                                    (2) Any failure of the Indemnitor or any of
                  its affiliates to perform or observe or to have performed or observed in full, any covenant, agreement or condition to be performed or observed by Indemnitor or its affiliates, under this Agreement.

                           (ii) Seller will indemnify, defend and hold Buyer harmless from any and all Litigation Costs.

                           (iii) Seller will indemnify, defend and hold Buyer harmless from any broker's, finder's or agent's fee or commission claimed by any person as a result of Seller's actions. Buyer will indemnify, defend and hold Seller harmless from any broker's, finder's or agent's fee or commission claimed by any person as a result of Buyer's actions.

                           (iv) In no event shall Buyer be liable under this Agreement, including Article 12(a) hereof, for any amount in excess of the amount of the Management Fees (as defined in the Management Agreement attached hereto as Exhibit A to be entered into between the Parties) accrued at the time that the event giving rise to any claim shall have arisen.

                  (b) NOTICE OF CLAIM. Any Indemnitee(s) shall give the Indemnitor prompt written notice in the event that any claim, demand, action, suit, assessment or proceeding shall be made, overtly threatened or instituted against the Indemnitee(s) with respect to which Indemnitee(s) intends to assert a claim against the Indemnitor. The Indemnitor shall notify the Indemnitee within thirty (30) days of such notice as to whether or not the Indemnitor desires to participate in the defense of such matter. Any such notice and participation shall not prejudice the Indemnitor's right to contest its obligation to indemnify hereunder. If the Indemnitor so notifies the Indemnitee of its intent to participate, the Indemnitor shall have the sole right to assume control over all decisions relating to, and the defense of, with counsel of its choice, any such claim, demand, action, suit, assessment or proceeding made, overtly threatened or instituted against the Indemnitee, including but not limited to all settlements and appeals relating thereto. In the event the Indemnitor elects to assume the defense of any such matter, each party will allow the other reasonable access to those books, information and records of the party as is necessary to the defense of any such matter. In the event the Indemnitor elects not to assume the defense thereof, it shall fully cooperate with the Indemnitee in regard thereto, including, without limitation, delivering copies of all pleadings, documents, reports and correspondence to the Indemnitee.

         13. MISCELLANEOUS.

                  (a) EXPENSES. Except as expressly provided in this Agreement, all expenses incurred by or on behalf of the Parties in connection with the authorization, preparation and consummation of this Agreement, including, without limitation, all fees and expenses of agents, representatives, counsel and accountants employed by the Parties in connection with the authorization, preparation, execution and consummation of this Agreement shall be borne solely by the Party who shall have incurred the same.

                  (b) NOTICES. All notices and communications hereunder shall be in writing and shall be valid and effective five (5) days after being sent by certified mail postage prepaid, one (1) day after being sent by Federal Express or other overnight delivery service, or upon receipt if delivered personally or by telecopier, addressed as follows:

                           (i)      If to Seller:
                                    Pinellas Communications
                                    13595 Monalee Avenue North
                                    Seminole, FL 33776-3036
                                    ATTN:  John E. Hoffman
                                    Telecopier #:  813-393-5269

                  with a copy to:

                                    John P. Bankson, Jr., Esquire
                                    Drinker Biddle & Reath LLP
                                    Suite 900
                                    901 15th Street, N.W.
                                    Washington, DC  20005-2333
                                    Telecopier #:  202-842-8465

                           (ii)     If to Buyer:

                                    Sygnet Communications, Inc.
                                    6550 Seville Drive, Suite B
                                    Canfield, OH 44406
                                    ATTN:  Craig T. Sheetz, Vice President,
                                           Chief Financial Officer
                                    Telecopier #:  330-565-9557
                  with copies to:

                                    John R. Wilner, Esquire
                                    Bryan Cave LLP
                                    700 Thirteenth Street, N.W.
                                    Washington, D.C. 20005
                                    Telecopier #:  202-508-6200

                  (c) WAIVER. Any waiver by any Party of any term, provision or condition of this Agreement shall be effective only if and to the extent specified in writing by such Party.

                  (d) HEADINGS; INTERPRETATION. The article and section headings contained in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement. Each reference in this Agreement to an Article, Section, Schedule or Exhibit, unless otherwise indicated, shall mean an Article or a Section of this Agreement or a Schedule or Exhibit attached to this Agreement, respectively. References herein to "days", unless otherwise indicated, are to consecutive calendar days. Both Parties have participated substantially in the negotiation and drafting of this Agreement and agree that no ambiguity herein should be construed against the draftsman.

                  (e) COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                  (f) ENTIRE AGREEMENT. This Agreement represents the entire understanding of the Parties, supersedes all other and prior memoranda and agreements between the Parties and may not be modified or amended, except by a written instrument executed by each of the Parties designating specifically the terms and provisions so modified and amended.

                  (g) BINDING EFFECT. This Agreement shall be binding upon and shall inure to the benefit of the Parties, their respective successors and permitted assigns.

                  (h) ASSIGNMENT. This Agreement and all or any part of Buyer's rights and obligations hereunder may be assigned by Buyer at any time to any one or more direct or indirect subsidiary(s) of Buyer; or any other entity(s) controlled by, controlling or under common control with Buyer, or acquiring direct or indirect control of Buyer or substantially all of Buyer's assets; provided that Buyer remains obligated to Seller to perform this Agreement unless released by Seller in writing. Neither this Agreement nor any of Seller's rights or obligations hereunder may be assigned by Seller without Buyer's prior written consent.

                  (i) CHOICE OF LAW. This Agreement shall be governed by and construed in accordance with the substantive laws of the State of Ohio, without reference to its choice of law rules. In the event of any litigation matter with respect to this Agreement, each of the Parties hereby irrevocably consents to the jurisdiction of any Ohio state court located in Mahoning County, Ohio or the Federal District Court for the Northern District of Ohio, Eastern Division, in connection with any action, suit or other proceedings arising out of or relating to this Agreement or any action taken or omitted hereunder, and waives any claim of forum non conveniens and any objection as to laying of venue. Each Party further waives personal service of any summons, complaint or other process and agrees that the service thereof may be made by certified or registered mail to such person at such person's address for purposes of notices hereunder.

         IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the date and year first above written.


                             "SELLER"

                             PINELLAS COMMUNICATIONS



                             By:
                                 --------------------------------------

                             Name:
                                  -------------------------------------

                             Title:
                                   ------------------------------------


                             "BUYER"

                             SYGNET COMMUNICATIONS, INC.



                             By:
                                 --------------------------------------

                             Name:
                                  -------------------------------------

                             Title:
                                   ------------------------------------

                         LIST OF SCHEDULES AND EXHIBITS
                         ------------------------------

Schedules:

1.       Schedule 3(f) - Seller's Approvals and Consents
2.       Schedule 3(g) - Litigation
3.       Schedule 4(h) - Buyer's Approvals and Consents

Exhibits:

1.       Exhibit A - Form of Management Agreement
2.       Exhibit B - Form of Facilities Lease Agreement
3.       Exhibit C - Form of Opinion of Seller's Counsel
4.       Exhibit D - Form of Opinion of Seller's FCC Counsel